                                                                     EXHIBIT 10g

January 2, 2002



Mr. Brent Buck
Murray Income Properties
299 South 9th Street
Suite 203
Oxford, MS  38655

RE:      Tower Place Festival
         Management Contract Renewal

Dear Brent:

Our current Management Agreement, dated December 12, 1994, and renewed each year in letter agreements between Murray Income Properties and CK Retail Charlotte Overhead Limited Partnership is in the process of expiring. It is our desire to renew this management contract upon the same terms and conditions as the previous management, dated December 12, 1994, with the exception that the term shall now expire on December 31, 2002. I have attached as Exhibit "A", a copy of the December 12, 1994 management agreement and would like you to indicate your approval of the renewal and the new expiration date by signing this renewal agreement in the appropriate space below.

It has been a pleasure to be the property manager/leasing agent at Tower Place Festival and we look forward to continuing our relationship as your management agent in the future.

RENEWAL AGREEMENT ACCEPTED:

CK Retail Charlotte Overhead Limited
Partnership
a North Carolina Limited Partnership             Tower Place Joint Venture

                                                 By:      Murray Income Properties I, LTD.
                                                              a Texas Ltd. Partnership, Joint Venturer

By:      Childress Klein Retail-Charlotte        By:      Murray Realty Investors VIII, Inc.
          Inc., its General Partner                       A Texas Corp., General Partner

By:                                              By:
         -----------------------------------              ---------------------------------------------
         R. David Haggart, President                      Brent Buck, Executive Vice President


Attest/Witness:                                  Witness:

--------------------------------                 --------------------------------
Title:   Secretary                               Name:

(Corporate Seal)